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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  September 27, 1996



                             RALCORP HOLDINGS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Missouri            1-12766             43-1664297
         (State or other      (Commission         (I.R.S. Employer
         Jurisdiction of      File Number)       Identification No.)
         Incorporation)

             800 Market Street, Suite 2900
                St. Louis, MO                             63101
              (Address of principal                     (Zip Code)
               executive offices)


                                   (314) 877-7000
                (Registrant's telephone number, including area code)




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Item 5.     Other Events.

In a Press Release dated September 27, 1996, the Company announced that Richard A. Pearce, Co-Chief Executive Officer and President and Director of Ralcorp Holdings, Inc. resigned from the Company effective today to pursue other interests. The resignation was accepted at a regularly scheduled meeting of the Company's Board of Directors.

Joe R. Micheletto, Co-Chief Executive Officer, Chief Financial Officer and Director of Ralcorp Holdings, Inc. will assume the title of Chief Executive Officer and President of the Company, in addition to his present responsibilities.



                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    RALCORP HOLDINGS, INC.
                                        (Registrant)


Date: September 27, 1996            By:  /s/ Joe R. Micheletto
                                        ---------------------------
                                        Joe R. Micheletto
                                        Chief Executive Officer
                                        and President